UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 28, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Kayla D. Baird as Chief Accounting Officer

On November 28, 2023, the board of directors of Civitas Resources, Inc. (the “Company”) appointed Kayla D. Baird as the new Senior Vice President and Chief Accounting Officer of the Company, effective January 3, 2024, reporting to the Company’s Chief Financial Officer. She will succeed Sandra K. Garbiso, who has served as the Company’s Chief Accounting Officer since November 2017.

Ms. Baird, age 52, joins the Company from Baytex Energy Corp. (TSX: BTE) (“Baytex”), where she served as Vice President, U.S. Accounting and Corporate Services since June 2023 when Baytex acquired Ranger Oil Corporation (“Ranger”), where she had served as Vice President, Chief Accounting Officer and Controller since February 2021. Prior to joining Ranger, Ms. Baird served as served as the Vice President, Chief Accounting Officer and Controller of EnVen Energy Corporation (“Enven”) from September 2017 through April 2020. Prior to joining Enven, she served as Chief Accounting Officer at Permian Resources, LLC (“Permian Resources”) from September 2014 until August 2017. Prior to Permian Resources, she served in various executive positions at ConocoPhillips, including Director of Lower 48 Strategy & Portfolio Management and Reserves Reporting & Compliance; Manager of Commercial Gas, Crude & NGL; and Manager of Upstream & Corporate Accounting Policy. Ms. Baird has 24 years of experience in the oil & gas industry. Previously, she worked for 13 years in public accounting, primarily for Ernst & Young, LLP, auditing large public oil and gas companies. Ms. Baird holds a bachelor’s degree in Accounting from Langston University and is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Baird and any other person pursuant to which Ms. Baird was appointed as Senior Vice President and Chief Accounting Officer, and there are no family relationships among any of the Company’s directors or executive officers and Ms. Baird. Ms. Baird does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Employment Letter with Kayla D. Baird

In connection with her appointment, the Company and Ms. Baird have entered into an employment letter (the “Employment Letter”) providing the following compensation terms: (i) an annualized base salary of $500,000 per year; (ii) eligibility to participate in the Company’s long term incentive program with a target award equal to $1,000,000 per year, with the number of shares of the Company’s common stock subject to Ms. Baird’s 2024 long term incentive awards (the “LTIP Awards”) equal to the quotient of (a) $1,000,000 divided by (b) the volume-weighted average price of the Company’s common stock for the 30 trading days immediately preceding the applicable grant date in early 2024 when long term incentive awards are granted to the Company’s executive officers (the “LTIP Grant Date”), which are expected to consist of: (1) 30% of the total target value in Restricted Stock Units (“RSUs”), subject to three-year ratable time vesting from the LTIP Grant Date; and (2) 70% of the total target value in Performance Share Units (“PSUs”) based on the Company’s absolute total shareholder return relative to pre-established goals during a measurement period of January 1, 2024 to December 31, 2026; (iii) a one-time grant of RSUs (the “Sign-On Award”) equal in number to the quotient of (a) $150,000 divided by (b) the volume-weighted average price of the Company’s common stock for the 30 trading days immediately preceding January 3, 2024 (the “Sign-On Grant Date”), subject to three-year ratable time vesting from the Sign-On Grant Date; (iv) a one-time cash signing bonus (the “Signing Bonus”) in an amount equal to $250,000, subject to certain clawback requirements in the event of a voluntary resignation by Ms. Baird or termination by the Company for Cause (as defined in the Severance Plan) within two years of the Sign-On Grant Date; and (v) participation in the Company’s Executive Change in Control and Severance Plan (the “Severance Plan”) as a Tier 3 Executive (as such term is defined in the Severance Plan). The RSUs and PSUs described above will be subject to the terms and conditions of award agreements that are substantially consistent with the award agreements issued to the other executive officers of the Company in respect of, for the Sign-On Award, the RSUs issued in 2023, and, for the LTIP Awards, the RSUs and PSUs issued in 2024.

As a Tier 3 Executive under the Severance Plan, upon the termination of Ms. Baird’s employment without Cause (as defined in the Severance Plan) or due to her resignation for Good Reason (as defined in the Severance Plan) (a “Qualifying Termination”), she will be eligible to receive (i) a cash severance payment equal to her then-current base salary, paid in equal monthly installments over a 12-month period following her termination and (ii) reimbursement for the cost of any COBRA premiums incurred by her during the 12-month period following her termination. If a Qualifying Termination occurs within 12 months following a Change in Control (as defined in the Severance Plan), she will be eligible to receive (i) a lump sum cash severance payment equal to 2.0x her then-current base salary and (ii) reimbursement for the cost of any COBRA premiums incurred by her during the 18 months following her termination.

The description of the Employment Letter is qualified in its entirety by the terms of the Employment Letter, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. Additionally, the description of the Severance Plan is qualified in its entirety by the terms of the Severance Plan, a copy of which is attached as Exhibit 10.2 and incorporated by reference herein.

In connection with her appointment, the Company will enter into its standard form of indemnity agreement with Ms. Baird, a copy of which is attached as Exhibit 10.3 and incorporated by reference herein.

Sandra K. Garbiso Departure

In connection with the Chief Accounting Officer transition, on November 29, 2023, Ms. Garbiso’s employment with the Company was terminated, effective January 3, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Letter, dated as of November 28, 2023, by and between Civitas Resources, Inc. and Kayla D. Baird.
10.2	Civitas Resources, Inc. Eighth Amended and Restated Executive Change in Control and Severance Benefit Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35371) filed with the Commission on January 25, 2022).
10.3	Form of Indemnity Agreement between Civitas Resources, Inc. and the directors and executive officers of Civitas Resources, Inc. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 001-35371) filed with the Commission on November 3, 2021).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2023	CIVITAS RESOURCES, INC.

	By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Chief Administrative Officer and Corporate Secretary